NEWS RELEASE
W. R. Berkley Corporation 475 Steamboat Road Greenwich, Connecticut 06830 (203) 629-3000

FOR IMMEDIATE RELEASE	CONTACT:	Karen A. Horvath
Vice President - External
Financial Communications
(203) 629-3000

W. R. BERKLEY CORPORATION REPORTS THIRD QUARTER RESULTS
Net Income of $153 Million, Return on Equity of 13.3%

Greenwich, CT, October 26, 2015 -- W. R. Berkley Corporation (NYSE: WRB) today reported net income for the third quarter of 2015 of $153 million, or $1.18 per share.

Summary Financial Data
(Amounts in thousands, except per share data)

	Third Quarter		Nine Months
	2015	2014	2015	2014

Gross premiums written	$1,822,581	$1,779,356	$5,485,784	$5,357,024
Net premiums written	1,571,037	1,525,382	4,690,364	4,541,038

Net income	152,607	188,539	393,949	538,173
Net income per diluted share	1.18	1.42	3.02	4.02

Operating income (1)	117,569	141,571	328,621	385,956
Operating income per diluted share	0.91	1.06	2.51	2.88

Return on equity (2)	13.3%	17.4%	11.4%	16.5%

(1)	Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains.

(2)	Return on equity represents net income expressed on an annualized basis as a percentage of beginning of year stockholders’ equity.

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Third quarter highlights included:

•	Return on equity was 19.9% pre-tax and 13.3% after-tax.

•	Insurance-Domestic net premiums written grew 6%.

•	GAAP combined ratio was 93.7%.

•	Realized $54 million net pre-tax gains principally from alternative investment portfolio.

•	Started five new businesses.

Commenting on the Company's performance, William R. Berkley, chairman and chief executive officer, said: "We were pleased with our third quarter results. Our loss and expense ratios were in line with our expectations. Most of our operating units delivered excellent returns as margins remain adequate relative to our return objectives. Positive net reserve development continued with loss costs increasing at modest rates. Although we are not immune to global catastrophe losses, our approach to writing business where we can achieve superior long-term risk adjusted returns again resulted in low volatility in what was a challenging quarter for many companies that operate on a global basis.

"While investment income from fixed maturity securities continued to gradually decline, the overall portfolio provided satisfactory returns as a result of income from various other classes of investments. Repositioning our portfolio to generate somewhat regular capital gains has benefited our total investment return.

"Opportunities continue to be available in the market, and we were able to start several new ventures. Our view at this time is that the cyclical decline in direct insurance pricing will likely be gradual. With our return on equity close to 20% on a pre-tax basis and more than 13% on an after-tax basis, along with modest growth, our Company remains well-positioned.
"We continue to have a favorable view of price levels in most lines of business and look forward to a continuation of positive investment results. As such, we expect the balance of the year will be in line with our expectations and are optimistic about our returns," Mr. Berkley concluded.

Webcast Conference Call
The Company will hold its quarterly conference call with analysts and investors to discuss its earnings and other information on Monday, October 26, 2015 at 5:00 p.m. eastern time. The conference call will be webcast live on the Company's website at www.wrberkley.com. A replay of the webcast will be available on the Company's website approximately two hours after the end of the conference call.
About W. R. Berkley Corporation
Founded in 1967, W. R. Berkley Corporation is an insurance holding company that is among the largest commercial lines writers in the United States and operates in three segments of the property casualty business: Insurance-Domestic, Insurance-International and Reinsurance-Global.

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Forward Looking Information

This is a “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including statements related to our outlook for the industry and for our performance for the year 2015 and beyond, are based upon the Company’s historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. They are subject to various risks and uncertainties, including but not limited to: the cyclical nature of the property casualty industry; the impact of significant competition, including new alternative entrants to the industry; the long-tail and potentially volatile nature of the insurance and reinsurance business; product demand and pricing; claims development and the process of estimating reserves; investment risks, including those of our portfolio of fixed maturity securities and investments in equity securities, including investments in financial institutions, municipal bonds, mortgage-backed securities, loans receivable, investment funds, including real estate, merger arbitrage, energy related and private equity investments; the effects of emerging claim and coverage issues; the uncertain nature of damage theories and loss amounts; natural and man-made catastrophic losses, including as a result of terrorist activities; general economic and market activities, including inflation, interest rates, and volatility in the credit and capital markets; the impact of the conditions in the financial markets and the global economy, and the potential effect of legislative, regulatory, accounting or other initiatives taken in response to it, on our results and financial condition; foreign currency and political risks relating to our international operations; our ability to attract and retain key personnel and qualified employees; continued availability of capital and financing; the success of our new ventures or acquisitions and the availability of other opportunities; the availability of reinsurance; our retention under the Terrorism Risk Insurance Act of 2002, as amended ("TRIA"); the ability of our reinsurers to pay reinsurance recoverables owed to us; other legislative and regulatory developments, including those related to business practices in the insurance industry; credit risk related to our policyholders, independent agents and brokers; changes in the ratings assigned to us or our insurance company subsidiaries by rating agencies; the availability of dividends from our insurance company subsidiaries; potential difficulties with technology and/or data security; the effectiveness of our controls to ensure compliance with guidelines, policies and legal and regulatory standards; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties could cause our actual results for the year 2015 and beyond to differ materially from those expressed in any forward-looking statement we make. Any projections of growth in our revenues would not necessarily result in commensurate levels of earnings. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

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Consolidated Financial Summary
(Amounts in thousands, except per share data)

	Third Quarter		Nine Months
	2015	2014	2015	2014
Revenues:
Net premiums written	$1,571,037	$1,525,382	$4,690,364	$4,541,038
Change in unearned premiums	(39,479)	(64,578)	(193,752)	(298,977)
Net premiums earned	1,531,558	1,460,804	4,496,612	4,242,061
Investment income	133,214	179,225	385,036	486,665
Insurance service fees	35,192	26,345	107,652	81,970
Net investment gains	53,904	72,258	100,505	234,180
Revenues from wholly-owned investees	107,059	101,568	305,261	298,693
Other income	30	405	335	931
Total revenues	1,860,957	1,840,605	5,395,401	5,344,500
Expenses:
Losses and loss expenses	926,355	887,123	2,733,298	2,576,996
Other operating costs and expenses	573,541	544,303	1,698,169	1,593,619
Expenses from wholly-owned investees	100,500	97,797	288,900	290,823
Interest expense	31,641	32,929	99,210	93,570
Total expenses	1,632,037	1,562,152	4,819,577	4,555,008
Income before income taxes	228,920	278,453	575,824	789,492
Income tax expense	(76,184)	(89,662)	(181,595)	(250,840)
Net income before noncontrolling interests	152,736	188,791	394,229	538,652
Noncontrolling interests	(129)	(252)	(280)	(479)
Net income to common stockholders	$152,607	$188,539	$393,949	$538,173

Net income per share:
Basic	$1.24	$1.48	$3.17	$4.20
Diluted	$1.18	$1.42	$3.02	$4.02

Average shares outstanding:
Basic	123,163	127,165	124,294	128,225
Diluted	128,947	133,001	130,563	133,886

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Business Segment Operating Results
(Amounts in thousands, except ratios) (1)

	Third Quarter		Nine Months
	2015	2014	2015	2014
Insurance-Domestic:
Gross premiums written	$1,457,943	$1,393,186	$4,289,042	$4,087,752
Net premiums written	1,248,740	1,182,579	3,644,959	3,432,803
Premiums earned	1,181,923	1,093,554	3,459,118	3,138,806
Pre-tax income	191,582	228,359	534,401	607,399
Loss ratio	61.2%	59.8%	61.5%	60.2%
Expense ratio	30.8%	31.1%	31.2%	32.0%
GAAP combined ratio	92.0%	90.9%	92.7%	92.2%

Insurance-International:
Gross premiums written	$193,303	$205,253	$713,561	$747,639
Net premiums written	163,587	171,582	593,585	620,025
Premiums earned	197,578	205,529	583,041	592,721
Pre-tax income	12,527	12,603	41,347	41,860
Loss ratio	57.0%	62.7%	58.2%	60.9%
Expense ratio	43.4%	40.7%	41.4%	39.9%
GAAP combined ratio	100.4%	103.4%	99.6%	100.8%

Reinsurance-Global:
Gross premiums written	$171,335	$180,917	$483,181	$521,633
Net premiums written	158,710	171,221	451,820	488,210
Premiums earned	152,057	161,721	454,453	510,534
Pre-tax income	22,413	29,005	69,797	86,945
Loss ratio	59.1%	64.5%	58.9%	64.2%
Expense ratio	39.0%	34.2%	37.8%	32.9%
GAAP combined ratio	98.1%	98.7%	96.7%	97.1%

Corporate and Eliminations:
Net realized investment gains	$53,904	$72,258	$100,505	$234,180
Interest expense	(31,641)	(32,929)	(99,210)	(93,570)
Other revenues and expenses	(19,865)	(30,843)	(71,016)	(87,322)
Pre-tax gain (loss)	2,398	8,486	(69,721)	53,288

Consolidated:
Gross premiums written	$1,822,581	$1,779,356	$5,485,784	$5,357,024
Net premiums written	1,571,037	1,525,382	4,690,364	4,541,038
Premiums earned	1,531,558	1,460,804	4,496,612	4,242,061
Pre-tax income	228,920	278,453	575,824	789,492
Loss ratio	60.5%	60.7%	60.8%	60.7%
Expense ratio	33.2%	32.8%	33.2%	33.2%
GAAP combined ratio	93.7%	93.5%	94.0%	93.9%

(1) Loss ratio is losses and loss expenses incurred expressed as a percentage of premiums earned. Expense ratio is underwriting expenses expressed as a percentage of premiums earned. GAAP combined ratio is the sum of the loss ratio and the expense ratio.

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Supplemental Information
(Amounts in thousands)

	Third Quarter		Nine Months
	2015	2014	2015	2014
Insurance-Domestic net premiums written:
Other liability	$416,762	$386,376	$1,212,019	$1,158,096
Workers' compensation	331,929	298,784	1,013,367	929,649
Short-tail lines (1)	249,248	252,262	712,623	695,343
Commercial automobile	138,849	142,027	412,000	405,835
Professional liability	111,952	103,130	294,950	243,880
Total	$1,248,740	$1,182,579	$3,644,959	$3,432,803

Losses from catastrophes:
Insurance-Domestic	$4,627	$7,434	$41,218	$58,545
Insurance-International	1,920	7,164	2,481	8,567
Reinsurance-Global	959	302	2,756	1,548
Total	$7,506	$14,900	$46,455	$68,660

Investment income:
Core portfolio (2)	$107,680	$120,101	$322,728	$338,925
Investment funds	22,926	59,077	50,838	135,232
Arbitrage trading account	2,608	47	11,470	12,508
Total	$133,214	$179,225	$385,036	$486,665

Other operating costs and expenses:
Underwriting expenses	$508,815	$479,174	$1,491,109	$1,407,608
Service expenses	29,856	23,266	93,314	69,130
Net foreign currency gains	(5,743)	(2,677)	(3,234)	(1,018)
Other costs and expenses	40,613	44,540	116,980	117,899
Total	$573,541	$544,303	$1,698,169	$1,593,619

Cash flow from operations	$287,452	$391,163	$620,335	$645,786

Reconciliation of operating and net income:
Operating income (3)	$117,569	$141,571	$328,621	$385,956
After-tax investment gains	35,038	46,968	65,328	152,217
Net income	$152,607	$188,539	$393,949	$538,173

(1) Short-tail lines include commercial multi-peril (non-liability), inland marine, accident and health, fidelity and surety, boiler and machinery and other lines.
(2) Core portfolio includes fixed maturity securities, equity securities, cash and cash equivalents, real estate and loans receivable.
(3) Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains. Management believes that excluding net investment gains provides a useful indicator of trends in the Company’s underlying operations.

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Selected Balance Sheet Information
(Amounts in thousands, except per share data)

	September 30, 2015	December 31, 2014

Net invested assets (1)	$16,379,706	$16,508,087
Total assets	21,738,566	21,716,691
Reserves for losses and loss expenses	10,661,054	10,369,701
Senior notes and other debt	1,838,965	2,115,527
Subordinated debentures	340,255	340,060
Common stockholders’ equity (2)	4,583,266	4,589,945
Common stock outstanding (3)	123,268	126,749
Book value per share (4)	37.18	36.21
Tangible book value per share (4)	35.64	34.72

(1)
Net invested assets include investments, cash and cash equivalents, trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases, net of related liabilities.

(2)
After-tax unrealized investment gains were $227 million and $306 million as of September 30, 2015 and December 31, 2014, respectively. Unrealized currency translation losses were $199 million and $123 million as of September 30, 2015 and December 31, 2014, respectively.

(3)
During the third quarter of 2015, the Company repurchased 106,113 shares of its common stock for $5.5 million. During the first nine months of 2015, the Company repurchased 4,502,025 shares of its common stock for $223.7 million.

(4)
Book value per share is total common stockholders’ equity divided by the number of common shares outstanding. Tangible book value per share is total common stockholders’ equity excluding the after-tax value of goodwill and other intangible assets divided by the number of common shares outstanding.

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Investment Portfolio
September 30, 2015
(Amounts in thousands)

	Carrying Value	Percent of Total

Fixed maturity securities:
United States government and government agencies	$672,968	4.1%
State and municipal:
Special revenue	2,598,060	15.9%
State general obligation	659,199	4.0%
Pre-refunded	477,118	2.9%
Corporate backed	398,419	2.4%
Local general obligation	367,026	2.2%
Total state and municipal	4,499,822	27.4%
Mortgage-backed securities:
Agency	876,970	5.4%
Residential - Prime	142,439	0.9%
Commercial	68,204	0.4%
Residential - Alt A	60,036	0.4%
Total mortgage-backed securities	1,147,649	7.1%
Corporate:
Industrial	1,951,847	11.9%
Asset-backed	1,640,097	10.0%
Financial	1,293,718	7.9%
Utilities	196,325	1.2%
Other	81,224	0.5%
Total corporate	5,163,211	31.5%
Foreign government	884,669	5.4%
Total fixed maturity securities (1)	12,368,319	75.5%
Equity securities available for sale:
Preferred stocks	135,749	0.8%
Common stocks	42,128	0.3%
Total equity securities available for sale	177,877	1.1%
Investment funds (3)	1,137,977	6.9%
Arbitrage trading account	351,179	2.1%
Real estate	873,909	5.3%
Cash and cash equivalents (2)	1,184,172	7.2%
Loans receivable	286,273	1.7%
Net invested assets	$16,379,706	100.0%

(1)	Total fixed maturity securities had an average rating of AA- and an average duration of 3.2 years.

(2)	Cash and cash equivalents includes trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases.

(3)
Investment funds include an investment in publicly traded common stock of HealthEquity, Inc. (HQY), which is carried on the equity method of accounting. At September 30, 2015, the investment in HQY had a carrying value of $44.2 million and a fair value of $353.7 million.

Investment funds are reported net of related liabilities of $2.2 million.

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Foreign Government Fixed Maturity Securities
September 30, 2015
(Amounts in thousands)

Carrying Value

Australia	$223,787
United Kingdom	167,601
Canada	151,572
Argentina	136,293
Germany	67,030
Brazil	48,030
Supranational (1)	36,986
Norway	30,354
Singapore	6,079
Colombia	5,270
Netherlands	4,515
Austria	3,643
Uruguay	3,509
Total	$884,669

(1)	Supranational represents investments in the North American Development Bank, European Investment Bank and International Bank for Reconstruction & Development.